Exhibit 99.5


               AGREEMENT FOR CONSULTING SERVICES

      1. Parties. This Agreement for Consulting Services ("Agreement") is entered into by and between Trufello Associates Limited, ("The Consultant") and The Prestige Group.Net, Inc. ("The Company") this 14th day of August 2002. Consultant and Company is collectively called the "Parties."

      2.    Purpose.   Consultant  and Company  have  voluntarily
agreed to enter into this Agreement in view of its mutual benefits, including the provision of valuable services by Consultant and the payment of valuable consideration by Company

      3. Scope of Services. Consultant agrees to provide advisory and consulting services as requested by Company during the term of this Agreement. Consultant's services will include coordination, development, delivery and execution of strategic planning efforts as directed by, and other projects mutually agreed to with, the President of the Company and shall include but not limited to (a) the identification of mortgage and other financial service related companies for possible acquisition by or merger with the Company, (b) conducting preliminary discussions with such companies regarding their acquisition by, or merger with, the Company and other related matters; (c) assisting the Company in performing due diligence inquiries of any entities being considered for an acquisition by, or merger with, the Company, irrespective of whether or not the Consultant had originally identified such entity for such proposed acquisition or merger; and (d) providing the Company with recommendations regarding management strategies for the operating subsidiaries of the Company. The parties acknowledge that the compensation to be paid Consultant is based upon Consultant's overall consulting services to be rendered only to the extent that such services are requested by the Company and that the funding targets set forth in paragraph 2, above, are not mandatory, but desired goals. At no time will Consultant perform any services, for which Consultant would be compensated pursuant to this Agreement, which would be in contravention to any rules and or regulations of the United States Securities and Exchange Commission (the "SEC") concerning compensation of consultants and others by means of issuance of securities that have been registered with the SEC on Form S-8 (the "SEC S-8 Rules").

      4. Term of Agreement. This Agreement shall be effective commencing on August 15, 2002, through August 15, 2005, unless earlier terminated under paragraph 6 below. This Agreement may be extended (with or without change) for additional periods on such terms as the parties may agree in writing.

      5. Payment. As compensation for services to be performed by Consultant during the term of this Agreement, Company agrees to pay Consultant the total sum of $1,500,000, to be paid, in installments, by issuance of the Company's Common Stock (the "Prestige Common Stock"). Each installment payment of Prestige Common Stock to Consultant (individually and collectively, the "Prestige Shares") shall be subject to the following terms and conditions:

          (a)   Within  fifteen (15) days of  execution  of  this
          Agreement, Company shall deliver to Consultant  200,000
          Shares to be considered as a deposit of $31,000 towards future installment payments.



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          (b)   On,  or before, December 1, 2002, and on,  before
          March 1, 2003, and continuing on, or before, the first day of June, September, December and March of each year thereafter through August 15, 2005, (each such date being an "Installment Payment Date") the Company shall deliver to Consultant that number of Prestige Shares that shall be equal in value to the sum of $100,000 the calculation of the number of shares being issued and
          delivered   to   be   determined  in  accordance   with
          subparagraph (d), below.

          (c) On, or before, August 15, 2005, (the "Final Installment Payment Date"), the Company shall deliver to Consultant that number of Prestige Shares that shall be equal in value to the sum of $300,000, less the initial deposit, the calculation of the number of shares being issued and delivered to be determined in accordance with subparagraph (d), below.

          (d)   The  number of Prestige Shares to be  issued  and
          delivered to Consultant pursuant to subparagraphs (b) and (c), above, shall be calculated in the following
          manner:   For  each Installment Payment  Date  and  the
          Final Installment Payment Date, a date 15 days prior thereto (the "Valuation Date") shall be utilized for the determination of the number of Prestige Shares to be issued and delivered to Consultant on the respective Installment Payment Date or Final Installment Payment
          Date.    As  of each Valuation Date, the value  of  the
          Prestige Shares shall be determined by dividing the dollar amount of the payment then due by the fair market value of one share of Prestige Common Stock, as determined in the manner set forth in this subparagraph
          (d). If, as of the Valuation Date, the Prestige Common Stock is traded on a national securities exchange or the NASDAQ Stock Market, then the fair market value of one share of Prestige Common Stock shall be the average of the closing selling prices of the Prestige Common Stock as reported by such exchange or as reported on the NASDAQ Stock Market for the five trading days immediately preceding the Valuation Date, or if there were no sales of Prestige Common Stock during such five-day period, then the fair market value of one share of Prestige Common Stock shall be deemed to be the closing selling price of the Prestige Common Stock as reported by such exchange or as reported on the NASDAQ Market System for the next prior day on which there were sales of Prestige Common Stock. If, as of the Valuation Date, Prestige Common Stock is traded other than on a
          national  securities  exchange  or  the  NASDAQ   Stock
          Market, then the fair market value of one share of Prestige Common Stock shall be the average of the closing bid and asked prices of a share of Prestige Common Stock on the Valuation Date as quoted on the OTC Bulletin Board or the Pink Sheets, as relevant, for the five trading days immediately preceding the Valuation Date or, if there is no bid and asked price during such five-day period, the fair market value of one share of Prestige Common Stock shall be deemed to the average of the closing bid and asked prices of Prestige Common Stock as quoted on the OTC Bulletin Board, or the BBX, or the Pink Sheets, as relevant, for the next prior trading day on which there was a bid and asked price. If no such bid and asked price is available, the Board of Directors of Prestige shall make a good faith determination of the fair market value of one share of Prestige Common stock using any reasonable method of valuation.

     (e) All of the Prestige Shares to be issued and delivered to Consultant shall have been registered with the SEC on Form S-8.



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     (f)  In order to comply with the SEC S-8 Rules, unless, as a date of issuance of Prestige Shares to Consultant, any such applicable rule has been amended to provide otherwise, the Prestige Shares shall be issued in the name of such individual nominee of Consultant, as Consultant shall advise the Company.

      6.     Termination.   This  Agreement   may   be terminated  before
its expiration  date  specified  in paragraph 4:

          a. Upon written notice by the non-breaching party specifying a material breach of this Agreement by the other party (including without limitation breach of any obligation referenced in paragraphs 17 through 20 below);

           b. Any act of dishonesty against the interest of Company;

           c. Any willful and continual failure of Consultant to substantially perform his duties;

           d. Automatically upon the insolvency of Company resulting in a petition in bankruptcy;

           e. Notwithstanding any notice of termination pursuant to subparagraphs (a) through (d), above, Consultant shall remain bound by the promises contained in paragraphs 16-17, 19-21 and 22-29 below.

      7. Supplies and Equipment. Consultant will provide the supplies and equipment necessary to perform the services requested. Company shall provide Consultant with reasonable access to the information and facilities necessary to enable Consultant to perform services under this Agreement.

      8. Expenses. Consultant shall pay all expenses incurred in performance of said services. Unless otherwise agreed upon by Company in writing, expenses incurred by Consultant in performing services for, or on behalf of Company, shall not be reimbursed by Company.

      9. Relationship Between Parties. The parties intend that Consultant shall provide services to Company as an independent contractor. Nothing in this Agreement shall be interpreted or construed as creating or establishing the relationship of employee or employee between Company and Consultant, or any employee or agent of Consultant. Consultant shall be solely and entirely responsible for Consultant's acts and the acts of Consultant's employees, agents or subcontractors.



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      10.   Control.   Consultant retains the sole and  exclusive
right to control or direct the manner or means by which the services described herein are to be performed.

      11. Non-Exclusive Arrangement. It is not intended that Company will have an exclusive right to Consultant's services during the course of this Agreement, and Consultant shall retain the right to perform services for others during the term of this Agreement. Company is free to utilize the services of others during the term of this Agreement.

     12. Time and Place of Work. Consultant's services shall be rendered in a timely and professional manner at such places and during such hours as Consultant and Company may determine consistent with the needs of the project as defined by Company.

     13.   Benefits.   Because  Consultant  is  engaged  as  an
independent contractor and not an employee, Consultant will not be eligible to participate in employee benefits, leaves of absence or other programs that are now or may be provided by Company to its employees.

     14. Taxes. Because Consultant is engaged as an independent contractor and not an employee, no payment received by Consultant pursuant to this Agreement shall be subject to employment tax withholding, nor shall Company withhold or pay federal social security tax (FICA), Medicare tax, or federal or state income tax, or make contributions to the federal or state unemployment or disability insurance funds on behalf of Consultant. Consultant is responsible for filing all income and other tax forms and paying all taxes due.

      15. Insurance. Consultant shall be solely responsible for maintaining insurance coverage applicable to Consultant's performance of services under this Agreement, including but not limited to workers' compensation, automobile, and general liability and property damage insurance. Consultant shall indemnify and defend Company against all liability or loss, and against all claims or actions based upon or arising out of damage or injury to persons or property caused by or sustained in connection with Consultant's performance of services under this Agreement.

      16. Arbitration. Except for any legal action by Company seeking injunctive relief under paragraph 21 below, Consultant and Company hereby consent to submit to final and binding arbitration in accordance with California Code of Civil Procedure sections 1280 through 1296 any and all disputes and controversies between Consultant and Company, or any of their respective employees, officers, agents, or representatives, including without limitation any claims relating to Consultant's engagement, claims for breach of contract, statute or public policy, or personal injury (tort). Any dispute submitted to arbitration shall be decided by a single, neutral arbitrator, which shall be mutually selected by the parties not later than forty-five days after service of the demand for arbitration. If the parties for any reason do not mutually select the Arbitrator within the forty-five (45) day period, then either party may apply to any court of competent jurisdiction to appoint a retired judge as the arbitrator. Judgment on an award issued by the arbitrator may be entered in any court of competent jurisdiction. The prevailing party shall be entitled to recover all costs incurred as a result of the arbitration, including without limitation, filing fees, attorneys' fees, compensation paid to the arbitrator and costs of transcripts.



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     17.  Proprietary Information.

            a. Consultant's work for Company will bring Consultant into contact with valuable business, technical and trade secret information that has been discovered or accumulated by Company or its affiliates through the expenditure of substantial time, effort and expense, and provides a competitive advantage to Company ("Proprietary Information").

           b. Proprietary Information includes confidential information and trade secrets owned by Company, including but not limited to:

                (1) Customer needs, customer requirements, the services rendered or proposed to customers, and fees charged or proposed to customers;

                (2) Financial, sales and marketing data relating to Company, the industry or other areas pertaining to Company's activities or contemplated activities including, without limitation, marketing plans, business strategies, development plans and strategies, sales, profits, financial and/or accounting information and techniques, and non-public cost and pricing information;

                (3)     Research,   development,    inventions,
specifications, designs, ideas, methods, processes, technologies, and know-how, whether or not patentable, copyrightable, or otherwise protected by law, conceived or made by Consultant or others engaged to work on behalf of Company, individually or jointly with others;

                (4) Company's relations with its employees, including without limitation, salaries, job classifications and skill levels;

                (5) Any other information designated by Company to be confidential, secret and/or proprietary.

           c. Such information is confidential regardless of whether it is merely remembered, embodied in tangible form, developed in whole or part by Consultant, or whether it is provided to Consultant. However, Proprietary Information does not include information, which has been made publicly available or otherwise placed in the public domain by means that do not violate this Agreement or similar agreements between Company and others.

           d. Consultant agrees that at all times, Consultant will protect, safeguard and keep secret the Proprietary Information; use Proprietary Information only in connection with Consultant's work for Company; disclose Proprietary Information only to those employees or agents of Company with a "need to know" the same for use in connection with their duly authorized duties as employees or agents of Company; and refrain from using Proprietary Information for any purpose whatsoever, without proper authorization therefor.

            e. Consultant agrees to refrain from using Proprietary Information for Consultant's own benefit, or for the benefit of any third party, and will not directly or indirectly disclose or reveal it, in any manner, to any person or entity both during and after the termination of this Agreement. In particular, Consultant will not use Proprietary Information to solicit, encourage or in any way influence any of Company's customers to divert their business from Company.



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      18.  Policy against Use of Trade Secrets of Others.  In the course of Consultant's employment for Company, Consultant will not utilize the trade secrets of others (such as Consultant's prior employers), which Consultant has an obligation to maintain as confidential. However, Consultant is not required to maintain the confidentiality of any information, which is:

            a. known to Consultant prior to learning the information in connection with work for a prior employer, or known to third parties knowledgeable in the industry without Consultant's fault or negligence; or

           b.   furnished by a prior employer to a third party, or
received   by  Consultant  without  restrictions  or  obligations
regarding secrecy or confidentiality; or

           c. independently developed by Consultant or Company without recourse to the trade secret of another; or

           d. approved for release by the owner of the trade secret information.

      19. Non-Solicitation. Consultant specifically agrees that during the term of this Agreement and for a period of one (1) year thereafter, Consultant will not directly or indirectly, either for Consultant or for any other person, company or other entity, solicit or encourage any person employed by or engaged to render services on behalf of Company to leave Company or engage in any activity contrary to Company's interests.

     20. Products and Documents. Consultant hereby acknowledges and agrees that the results of all services provided pursuant to this Agreement are the sole and exclusive property of Company. Upon request or upon the termination of this Agreement, Consultant shall promptly deliver to Company all notes, writings, lists, files, reports, correspondence, tapes, cards, maps, machines, technical data or any product or document (whether maintained in tangible documentary form, or in computer memory or other electronic format) which Consultant or Consultant's employees, agents or subcontractors produced or received while performing services pursuant to this Agreement.

       21. Injunctive Relief. Consultant acknowledges that violations of paragraphs 17, 19 and 20 would cause irreparable injury to Company. Therefore, Consultant agrees that in addition to any other remedies available, and without being required to prove actual damages or being required to post any bond or undertaking, Company shall be entitled to obtain an injunction to prevent any actual or threatened use or disclosure of Proprietary Information, or to otherwise enforce the provisions of this Agreement.

      22. Compliance with Laws. In performing services under this Agreement, Consultant promises to comply with all applicable federal, state, county and city laws, ordinances and regulations.



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      23.    Assignment/Subcontracting.    This   Agreement   is
assignable by Company upon written notice to Consultant. However, since the services to be rendered by Consultant are personal in nature, this Agreement may not be assigned by Consultant without the written consent of Company. Consultant shall not utilize Consultant's employees, agents, or subcontractors to perform services under this Agreement without the express, written consent of Company.

      24. No Authority to Bind Company. Consultant has no authority to enter into contracts or agreements on behalf of Company, or to represent Company as an agent or in any other capacity without the express written consent of the Chief Executive Officer of Company.

      25. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

      26. Notices. All notices or other communications provided for in this Agreement shall be made in writing and shall be deemed properly delivered when (i) delivered personally or (ii) by the mailing of such notice by registered or certified mail, postage prepaid, to the parties at the addresses set forth on the signature page of this Agreement (or to such other address as one party designates to the other in writing).

      27. Reformation/Severability. If any provision of this Agreement is declared invalid by any tribunal, then such provision shall be deemed automatically adjusted to the minimum extent necessary to conform to the requirements for validity as declared at such time and, so adjusted, shall be deemed a provision of this Agreement as though originally included therein. In the event the provision invalidated is of such a nature that it cannot be so adjusted, the provision shall be deemed deleted from this Agreement as though such provision had never been included. In either case, the remaining provisions of this Agreement shall remain in effect.

      28. Entire Agreement. This Agreement is the entire agreement between the parties relating to the engagement of Consultant by Company. Except as specifically incorporated herein, this Agreement supersedes and terminates all prior agreements, whether oral or written, between Company and Consultant.

      29. Amendments. No supplement, modification or amendment of any term, provision or condition of this Agreement shall be binding or enforceable unless evidenced in writing executed by the parties hereto.



                    [SIGNATURE PAGE FOLLOWS]



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After  carefully reading and considering the foregoing provisions of this Agreement, Consultant and Company have voluntarily signed this Agreement to be effective as of the date first above written.

Trufello Associates Limited        The Prestige Group.Net, Inc.
Hunkins Waterfront Plaza           4610 So. Ulster Street
556 Main Street                    Suite 150
Memorial Square                    Denver, Colorado 80237
Charleston
Nevis West Indies


By: /s/ Pierce Loughran            By: /s/ Douglas G. Gregg
   --------------------                --------------------
   Pierce Loughran                     Douglas G. Gregg
                                       President











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